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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: April 22, 2003


                             TOWER AUTOMOTIVE, INC.
                          (Exact name of registrant as
                            specified in its charter)


            DELAWARE                  001-12733              41-1746238
(State or other jurisdiction of    (Commission File        (IRS Employer
         incorporation)                 Number)          Identification No.)

             5211 CASCADE ROAD SE
                     SUITE 300
               GRAND RAPIDS, MICHIGAN                           49546
      (Address of principal executive office)                (Zip Code)


                         Registrant's telephone number,
                       including area code: (616) 802-1600


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ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

c.       Exhibits.

99.1     Press release dated April 22, 2003.

99.2     Supplemental Information.


ITEM 9.         REGULATION FD DISCLOSURE.

On April 22, 2003, Tower Automotive, Inc. issued a press release announcing results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1. In connection with the Company's conference call to address the first quarter results, the Company released certain supplemental information that can be viewed by logging on to www.streetevents.com. A copy of that information is attached as Exhibit 99.2.

This information furnished under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 22, 2003         TOWER AUTOMOTIVE, INC.
                               (Registrant)


                               By: /s/ Ernest T. Thomas
                                  --------------------------------------------
                                  Ernest T. Thomas
                                  Chief Financial Officer and Treasurer
                                  (Principal Accounting and Financial Officer)



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
 99.1           Press Release dated April 22, 2003 with respect to First Quarter
                Earnings

 99.2           Supplemental Information